Item 77 Q-1
Other Exhibits
1)	The Trust incorporates herein by reference the
Agreement and Plan of Reorganization which was filed with the Trust's Post-Effective Amendment No. 1 to Form N-14
(combined proxy statement/prospectus and statement of additional information) filed electronically with the SEC on December 1, 2006. (Accession No. 0001206774-06-002473).